                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose name and individual signature appears below constitutes and appoints Robert P. Barbarowicz and Gregory S. Saunders (each of them with full power of substitution and with full power to act without the other), his true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution, for the undersigned, in such person's name, place and stead, in any and all capacities, to sign an Annual Report for the fiscal year ended December 31, 1996 on Form 10-K, and any all subsequent amendments thereto, and to file such Annual Report on Form 10-K, with any amendments thereto, so signed with all exhibits thereto and any other and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts and things requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

NAME AND SIGNATURE                TITLE                            DATE


/s/ Mark A. Speizer            Chairman of the Board           March 25, 1997
--------------------------     and Chief Executive
Mark A. Speizer                Officer and Director
                               (Principal Executive
                               Officer)

/s/ Bruce A. Cole              President and Director          March 25, 1997
--------------------------
Bruce A. Cole



/s/ Gregory S. Saunders        Executive Vice President,       March 25,1997
--------------------------     Treasurer and Chief
Gregory S. Saunders            Financial Officer
                               (Principal Financial
                               Officer)

NAME AND SIGNATURE                TITLE                            DATE
------------------                -----                            ----


/s/ Robert J. Lelieur          Vice President and              March 25,1997
------------------------       Controller (Principal
Robert J. Lelieur              Accounting Officer)


/s/ Nuno Brandolini            Director                        March 25,1997
-----------------------
    d'Adda
-----------------------
Nuno Brandolini d'Adda

/s/ Saul B. Jodel              Director                        March 25,1997
-----------------------
Saul B. Jodel

/s/ Kevin R. McCarthy          Director                        March 25,1997
-----------------------
Kevin R. McCarthy


                                        2